SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported) November 4, 2002

VERITAS SOFTWARE CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	000-26247	77-0507675

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

350 Ellis Street
Mountain View, California 94043

(Address of principal executive offices including Zip Code)

Registrant’s telephone number, including area code: (650) 527-8000

Item 5: Other Events
SIGNATURE

Item 5: Other Events

On November 4, 2002, Steven J. Luczo resigned as a member of the Company’s Board of Directors, citing the increasing demands in connection with his primary commitments to Seagate Technology. The Company is currently conducting a search for an independent director to replace Mr. Luczo.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 7, 2002

VERITAS SOFTWARE CORPORATION

By:	/s/ Jay A. Jones

Jay A. Jones Acting Chief Financial Officer